American Century Growth Funds, Inc. Prospectus Supplement
Adaptive All Cap Fund
Supplement dated March 8, 2018 ■ Prospectus dated December 1, 2017

Important Notice Regarding Change in Investment Policy
The changes below will be effective as of May 7, 2018.
Adaptive All Cap Fund will be renamed Adaptive Small Cap Fund. All references to Adaptive All Cap Fund are hereby replaced with Adaptive Small Cap Fund.
The fund’s investment advisor has selected a different index to be included in the Average Annual Total Returns table for comparison purposes. The advisor believes the Russell 2000® Index is more reflective of the fund’s strategy.

The following replaces the first two paragraphs of the Principal Investment Strategies section on page 2 of the prospectus:
Under normal market conditions, the fund will invest at least 80% of its net assets in small cap companies. The portfolio managers consider small cap companies to include those with a market capitalization that does not exceed that of the largest company in the Russell 2000® Index.
The fund uses an approach to common stock investing developed by the fund’s investment advisor. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of industry type or geographic location, on a disciplined, consistent basis.
The portfolio managers use these quantitative tools to rank stocks, primarily smaller companies, from most attractive to least attractive in a model that uses factors that the advisor believes are predictive of a stock’s performance. These factors can be classified into two categories, one related to general market conditions and the other related to stock specific criteria. Factors related to general market conditions help determine the importance of the stock specific criteria, which may include those related to valuation, quality, growth and sentiment. The managers also use portfolio optimization to provide a balance between risk and expected return.

The following entry is added to the bottom of the Average Annual Total Returns table on page 4 of the prospectus:

Russell 2000® Index[2] (reflects no deduction for fees, expenses or taxes)	21.31%	14.44%	7.06%	—	—
2 Effective May 7, 2018 the fund’s investment advisor has selected a different index for comparison purposes. The advisor believes the Russell 2000® Index is more reflective of the fund’s strategy.

The following replaces the first two paragraphs of the What are the fund’s principal investment strategies? subsection on page 6 of the prospectus:
Under normal market conditions, the fund will invest at least 80% of its net assets in small cap companies. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. The portfolio managers consider small cap companies to be those that, at the time of purchase, have a market capitalization no greater than that of the largest company in the Russell 2000® Index. Though market capitalization will change from time to time, as of January 31, 2018, the market capitalization of the largest company in the Russell 2000® Index was approximately $13 billion.
The fund uses an approach to common stock investing developed by the fund’s investment advisor. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of industry type or geographic location, on a disciplined, consistent basis.

The portfolio managers use these quantitative tools to rank stocks, primarily smaller companies, from most attractive to least attractive in a model that uses factors that the advisor believes are predictive of a stock’s performance. These factors can be classified into two categories, one related to general market conditions and the other related to stock specific criteria. Factors related to general market conditions help determine the importance of the stock specific criteria, which may include those related to valuation, quality, growth and sentiment. The managers also use portfolio optimization to provide a balance between risk and expected return.

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